                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned,  American  Century
World Mutual Funds,  Inc.,  hereinafter  called the  "Corporation",  and certain directors  and officers of the  Corporation,  do hereby  constitute  and appoint
William M. Lyons, David C. Tucker, Charles A. Etherington,  David H. Reinmiller,
and Charles C.S.  Park,  Janet A. Nash,  Brian L. Brogan and Otis H. Cowan,  and
each of them  individually,  their true and lawful  attorneys and agents to take any and all action and execute any and all instruments  which said attorneys and agents may deem necessary or advisable to enable the  Corporation to comply with the  Securities  Act of 1933  and/or  the  Investment  Company  Act of 1940,  as
amended, and any rules, regulations, orders, or other requirements of the United
States  Securities and Exchange  Commission  thereunder,  in connection with the registration  under the Securities Act of 1933 and/or the Investment Company Act
of 1940,  as amended,  including  specifically,  but without  limitation  of the foregoing, power and authority to sign the name of the Corporation in its behalf and to affix its corporate seal, and to sign the names of each of such directors and officers in their capacities as indicated, to any amendment or supplement to the  Registration  Statement  filed with the Securities and Exchange  Commission under the Securities  Act of 1933 and/or the Investment  Company Act of 1940, as
amended,  and to any  instruments or documents filed or to be filed as a part of or in connection with such Registration  Statement;  and each of the undersigned hereby  ratifies  and confirms  all that said  attorneys  and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Corporation has caused this Power to be executed by its duly authorized  officers on this the 30th day of November,  2001.

                      AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                       By:   /s/William  M.   Lyons
                             William M. Lyons, President and Principal
                             Executive Officer

                                   SIGNATURE AND TITLE

/s/Timothy S. Webster
Timothy S. Webster
Director

Attest:

By:/s/Paul Carrigan Jr., Secretary
   Paul Carrigan Jr., Secretary